Exhibit 10.7

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBL E HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AM.ENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIREDUNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $85,000.00	Issue Date: November 27, 2017

12% CONVERTIBLE NOTE

FOR  VALUE  RECEIVED, X  RAIL  ENTERTAINME NT,  INC.,  a   Nevada  corporation (" Borrower''   or "Company"),  hereby promises  to  pay  to  the  order of  EMA FINANCIAL, LLC, a Delaware limited liability company, or its registered assigns (the " Holder"), on November 27, 2017 , (subject to extension as set forth below, the " Maturity  Date''),  the sum  of $85 ,000.00  as set  forth herein, together with interest on the un paid principal balance hereof at the rate of twelve ( 12%) per annum  (the " Interest  Rate" )  from  the  date  of  issuance  hereof  until  this  Note  plus  any  and  all amounts due hereunder are paid in full, and any additional amounts set forth  herein,  including without limitation any Additional Principal (as defined herein). Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Any amount of  principal or  interest on this Note which is not paid  when due  shall  bear  interest  at  the  rate  of  twenty-four (24% )  per annum from the due date thereof until the same is paid (" Default Interest") . All payments due hereunder shall be made in lawful money of the Unite d States of America.  All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.  Whenever any  amount  expressed  to  be  due  by  the terms of this Note is due on any day which is not a business day,  the same  shall instead be due on the next succeeding day which is a  business day and, in the  case of any  interest payment date which is not the date on which this Note is  paid  in full, the extension of  the  due date  thereof  shall not be take n into account for purposes of determining  the amount of  interest  due on such date. As used in this Note, the term "business day" shall mea n any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein,  and  not  otherwise  defined, shall have the meaning ascribed thereto in that certain Securities  Purchase  Agreement entered  into by and between the Company and Holder dated on or about the date hereof,  pursuant  to  which this Note was originally issued (the " Purchase Agreement" ). The Holder may , by written no tice to the Borrower at least five (5) days before the Maturity Date (as may have been previously extended), extend the Maturity Date to up to one  ( I )  year  following  the  date  of  the  original  Maturity  Date hereunder.

This Note is free from all taxes, lie ns, claims and encumbrances with respect to  the  issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

 In the event that after 181 days from the  Issue  Date:  (i)  the  shares  underlying  this  Note cannot be sold without restriction pursuant  to  Rule  14 4 of the Securities  Act of  1933,  as  amended (the "Securities Act" ), or (ii) if the Note cannot be converted into shares without a restrictive legend under some other exemption under the Securities Act (the " Restriction Default Date"), then in either such case the outstanding principal amount of this Note shall  be  automatically,  and  without  any action required  by Holder ,  be  increased  as of  the  Restriction  Default Date to an amount equal 200% of the outstanding principal amount as of the Restriction Default Date.
The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1. Conversion Right. The Holder shall have the right, in its sole and absolute discretion, at any time from time to time, to convert all or any part of the outstanding amount due under this Note into fully paid and non -assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "Conversion Price") determined as provided herein (a "Conversion"); provided, however, that  in  no event shall the Holder be entitled to convert any portion of this Note in excess of  that  portion  of this Note upon conversion of which the sum of ( I) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership  of  the  unconverted  portion  of  the  Notes  or  the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or  exercise analogous  to the  limitations contained  herein) and  (2)  the  numb e r of  shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made ,  would  result  in  beneficial  ownership  by the Holder and its affiliate s of more than 4.9% of the outstanding shares of Common Stock. For  purposes  of  the proviso to  the  immediately  preceding  sentence,  beneficial  ownership  shall  be  determined  in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act'"), and Regulation 13D-G  thereunder,  except  as  otherwise  provided  in  clause  (I)  of  such proviso, provided, further, however , that the limitations on conversion may be waived  by the Holder upon , at the elect ion of the Holder, not less than 61 days' prior notice to the Borrower, and  the provisions of the conversion limitation shall continue to apply  until  such  61st  day  (or  such  late r date, as determined by the Holder , as may be specified in such  notice  of  waiver).  The  number of shares of Common Stock to  be  issued  upon  each  Conversion  of  this  Note  (''Conversion  Shares") shall be determined by dividing the Conversion Amount (as defined below) by  the  applicable Conversion Price then in effect on the  date  specified  in  the  notice  of  conversion,  in  the  form attached hereto as Exhibit  A (the "Notice  of  Conversion"),  delivered to  the  Borrower  by  the  Holder in accordance with Section 1.4 below; provided that the Notice  of  Conversion is  submitted  by facsimile o r e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 11:59 p.m., New York, New York time on such conversion  date (the "Conversion Date''). The term "Conversion Amount"  means,  with  respect  to  any  Conversion  of  this  Note,  the sum of (I)  the  principal  amount  of  this  Note  to  be  converted  in  such  Conversion,  (2)accrued and unpaid interest , if any, on such principal amount being converted at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (I) and/or (2), plus (4) any Additional Principal for such Conversion, plus (5) at the Holder's option, any  amounts  owed  to  the  Holder pursuant to Sections 1.2(c) and I .4(g) hereof.

1.2. Conversion Price.

a)
Calculation of Conversion Price. The conversion  price hereunder (the " Conversion Price") shall equal the lower of: (i) the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Closing  Date,  and  (ii)  50%  of either the lowest sale price for the Common Stock on the Principal Market during the twenty (20) consecutive Trading Days including and immediately preceding the Conversion Date, or the closing bid price , whichever is lower, provided if the Registration Statement (as defined in the registration rights agreement entered into by and between the Company and Holder dated on or about the date hereof (" Registration Rights Agreement''), is not filed within thirty (30) days of  Closing ,  or  if within ninety (90) days of Closing, the Registration Statement registering the shares of Common Stock of this Note is not effective in accordance with Section 4(o) of the Purchase Agreement  then the conversion price  hereunder  ("Default  Conversion  Price")  shall  while  this  Note  remains outstanding equal the lower of: (i) the closing sale price of Common Stock on the Principal Market on the Trading Day including and immediately preceding the Conversion Date,  and  (ii)  40% of either the lowest sale price for the Common Stock on the Principal Market during the twenty (20) consecutive Trading Days including and immediately preceding the Conversion Date or the closing bid price, whichever is lower, provided, however , if the Company' s share price at any time loses the bid (ex: 0.0001 on the ask with zero market makers on the bid on level 2), then the Conversion Price may, in the Holder ' s sole and absolute discretion, be reduced to a fixed conversion price of 0.00001 (if lower than the conversion price otherwise), and provided, that if on the date of delivery of the Conversion Shares to the Holder, or any date thereafter while Conversion Shares are held by the Holder, the closing bid price per share of Common Stock on the Principal Market on  the  Trading Day on which the Common Shares are traded is les s than the sale price per share of Common Stock on the Principal Market on the Trading Day used to calculate the Conversion Price hereunder , then such Conversion Price shall be automatically reduced such that the Conversion Price shall be recalculated using the new low closing bid  price ("Adjusted  Conversion  Price") and shall replace the Conversion Price above, and Holder shall be issued a number of additional shares such that the aggregate number of shares Holder receives is based upon the Adjusted Conversion Price, and provided,  further, that  the  Conversion  Price  shall  be  subject  to  Section 1.2(b) below.For the purpose of clarity, any shares required to be issued as a result of an Adjusted Conversion Price shall be deemed to be "Conversion Shares" under this Note. If an Event of Default under Section 3.9 of the Note has occurred, Holder, in its sole discretion, may elect to use a Conversion Price which shall equal the lower of: (i) the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Closing Date; (ii) 50% of either the lowest sale price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. If such Common Stock is not traded on the OTCBB, OTCQB, OTC Pink, NASDAQ or NYSE, then such sale  price shall  be the sale price of such securit y on the principal securities exchange or trading market where such security is listed or traded or, if no sale price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau,  Inc.  If such sale  price cannot  be calculated  for  such security on such date in the manner provided above, such price shall be the fair market value as mutually determined by the Borrower and the Holder.  If the  Borrower' s  Common  stock  is  chilled for deposit at OTC, becomes chilled at any point while this Note  remains  outstanding  or deposit  or other additional fees are payable due  to  a  Yield  Sign,  Stop Sign  or  other  trading  restrictions ,  or  if the closing sale price at any  time  falls  below  $0.012  (as  appropriately  and  equitably  adjusted  for stock splits, stock dividends, stock contributions  and similar events) ,  then  such 50% figure specified in clause 1. 2(a)( ii) above shall be reduced to 35% provided however, in the event that the Default Conversion Price is applicable then such 40% figure specified in clause 1.2(a)(  ii) above  shall  be reduced to 25%. In the event that  the  shares  of  the  Borrower' s  Common  Stock  are  not  deliverable via DWAC following the conversion of any amount here under , an additional 5% discount will be attributed to the Conversion Price. Additionally, the Borrower acknowledges that it will take all reasonable steps necessary  or  appropriate,  including  providing  a  board  of  directors  resolution authorizing the issuance of common stock to Holder. So long as the requested sale may be made pursuant to Rule 144, the Company agrees to: (1) accept an opinion of counsel  to  the  Holder confirming the rights of the Holder to sell shares of Common Stock issuable or issued to Holder on conversion of this Note pursuant  to Rule  144 as  promulgated  by the  SEC (" Rule  144 " ) , and/ or (2) in the event that Holder, acting in its sole discretion, requests that Company' s counsel provide  an opinion of counsel (which opinion of counsel shall be  provided  to  the  Holder  within  24  hours of Holder' s request) confirming the rights of the Holder to sell shares of Common Stock  issuable  or issued to Holder on conversion of this Note pursuant to Rule 144 , as such Rule 144 may be in effect from time to time, which o pinion will be issued at  the Company' s expense and  the conversion dollar amount will be reduced by $750 .00 to cove r the cost of such  legal opinion. " Trading  Day'· shall  mean any day on which the Common Stock is tradable for any period on the OTC Pink, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. Additionally, if the Company ceases  to  be a  reporting company  pursuant  to  the  1934 Act or if the Note cannot be converted into free trading shares after  18 1  days  from  the  issuance  date,  an additional  15%  discount  will  be  attributed   to  the  Conversion   Price  for  any  and  all  Conversions submitted thereafter.

b)
If at any time the Conversion Price as determined hereunder for any Conversion would be less than the par value of the Common Stock, then the Conversion Price hereunder shall equal such par value for such Conversion and the Conversion Amount for such Conversion shall be increased to include Additional Principal, where " Additional Principal'' means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of Conversion Shares issuable upon such Conversion to equal the same number of Conversion Shares as would have been issued had  the Conversion  Price  not  been  subject to the minimum price set forth in this Section I.2(b).

c)
Without  in  any  way  limiting  the   Holder' s  right   to   pursue  other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is  not  delivered  by  the  Deadline  (as  defined below) the Borrower shall pay to the Holder $1,000.00  per day  in cash, for each day  beyond  the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid  to Holder by the fifth day of the month following  the month  in which  it has accrued  or, at the option of  the Holder, shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in  accordance  with  the  terms  of  this  Note.  The Borrower agrees that the right to convert this Note is a valuable right to the Holder. The damages  resulting  from a failure, attempt to frustrate , or interference with such conversion right are difficult if not impossible to quantify. Accordingly , the parties acknowledge that the liquidated damages provision contained in this Section are justified.

1.3.
Authorized Shares. The Borrower covenants that the Borrower will at all times while this Note is outstanding reserve from its authorized and unissued Common Stock  a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion or adjustment of this Note. The Borrower is required at all times to have authorized and reserved seven (7) times the number of shares that is actually issuable upon full conversion or adjustment of this Note (based on the Conversion Price of the Notes in effect from time to time)(the " Reserved Amount"). Initially, the Company will instruct the Transfer Agent to reserve fifty four million one hundred thousand (54, I 00,000) shares of common stock in the name of the Holder for issuance upon conversion hereof. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which this Note shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of this Note in full. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock ce1tificates to execute and issue the necessary certificates for shares of Common Stock in accordance with  the  terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4.	Method of Conversion.

a)
Mechanics of Conversion. Subject to Section I. I, this Note may be converted by the Holder in  whole or  in  part at  any  time and  from  time to time after the Issue  Date, by submitting to the Borrower a Notice of Conversion (by facsimile ,  e-mail  or other  reasonable means of communication dispatched on the Conversion Date prior to  11:59  p.m.,  New  York,  New York time).

b)
Book Entry upon  Conversion.  Notwithstanding  anything  to  the contrary set forth here in, upon conversion of this Note in  accordance  with  the  terms  hereof,  the Holder shall not be required to physically surrender  this  Note  to  the  Borrower  un les s  the  entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing  the  principal  amount  so  converted  and  the  dates  of  such conversions  or  shall  use such other method , reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such  conversion.  In the event of any  dispute  or discrepancy, such records of the Borrower shall , prima facie , be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any  portion  of  this  Note  is converted  as aforesaid , the Holder may not transfer this Note unless the  Holder  first  physically  surrenders  this Note to the Borrower, where upon the  Borrower  will  forthwith  issue  and deliver  upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of  this  Note ,  acknowledge  and agree that, by reason of the provisions of this paragraph, following conversion of a  portion of this Note, the unpaid and unconverted principal  amount of  this  Note  represented  by  this Note  may  be less than the amount stated on the face hereof.

c)
Pavment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of  shares  of Common Stock or other securities or  property on conversion  of  this  Note  in  a  name  other  than  that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other  than the Holder or the custodian in whose street name such s hares are to be held for the Holder ' s account)  requesting the issuance thereof shall have paid to the Borrower the a mount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d)
Delivery of Common Stock upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion  as  provided  in this Section 1.4 o r upon an event triggering the calculation of an Adjusted Conversion Price , the Borrower shall issue and deliver  or  cause  to  be  issued  and  delivered  to  or  upon  the  order  of  the Holder certificates for the Com mon Stock issuable upon such conversion within  three  (3)  business days after such receipt or such an  event  (the " Deadline" )  (and,  solely  in  the case of conversion  of  the entire unpaid principal amount  hereof ,  surrender of  this  Note)  in accordance  with  the  terms hereof and the Purchase Agreement.

e)
Obligation of Borrower to Deliver  Common  Stock.  Upon  receipt  by the Borrower of a duly and properly executed Notice of Conversion or upon an event triggering  the calculation of an Adjusted Conversion Price ,  the  Holder shall be deemed  to  be the  holder of  record of the Com mon Stock issuable upon such conversion or as a result of an Adjusted Conversion Price , the outstanding principal amount and the amount of accrued  and unpaid  interest  on this  Note shall be  reduced  to  reflect  such  conversion  or   adjustment,   and,   unless   the   Borrower  defaults   on  its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall  have  given  a  Notice  of Conversion  as  provided  herein  or  upon  an  event triggering  the   calculation   of   an   Adjusted Conversion Price, the Borrower' s obligation to issue and  deliver the certificates  for Common Stock shall be absolute and unconditional, irrespective of the absence of any action  by  the  Holder  to enforce the same, any waiver or consent with respect to any provision thereof , the recovery of any judgment against any person or any action to enforce the same,  any  failure  or  delay  in  the enforcement  of  any  other  obligation  of  the  Borrower  to   the   holder  of   record,   or   any  setoff, counterclaim, recoupment, limitation or termination, or  any breach or  alleged  breach by the Holder of  any  obligation  to  the  Borrower,  and  irrespective  of  any  other  circumstance   which  might otherwise limit such obligation of the Borrower to the Holder in connection  with  such conversion. The Conversion Date specified in the Notice of Conversion shall  be the  Conversion  Date so  lo ng  as the Notice of Conversion is received  by  the  Borrower  before  11:59  p.m.,  New  York ,  New  York time, on such date.

f)	Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (" OTC" ) Fast Automated Securities Transfer (" FAST") program, upon request of the Holder and its compliance with the provisions contained in Section I. l and in this Section 1.4 , the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or upon an event triggering the calculation of an Adjusted Conversion Price to the Holder by crediting the account of Holder' s Prime Broker with OTC through its Deposit Withdrawal Agent Commission (" DWAC'") system.

g)
Failure to Deliver Common Stock Prior to Dead line. Without in any way limiting the Holder' s right to pursue other remedies , including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion or adjustment of this Note is not delivered by the Deadline , the Borrower shall pay to the Holder $1,000.00 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock to the Holder. Such cash amount shall be paid to  Holder  by  the fifth  day  of  the month following the month in which it has accrued or, at the option of the Holder,  shall  be added to  the principal amount of this Note, in  which  event  interest  shall accrue  thereon  in accordance  with the terms of this Note and such additional principal amount shall be convertible  into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert and/or receive shares in the event of an adjustment is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, or interference with such conversion or adjustment right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section I .4(g) are justified.

h)
The Borrower acknowledges that it will take all reasonable steps necessary or appropriate, including accepting an opinion of counsel to Holder confirming the rights of Holder to sell shares of Common Stock issued to Holder on conversion or adjustment of the Note pursuant to Rule 144 as promulgated by the SEC ("Rule 144 " ), as such Rule may be in effect from time to time. So long as the requested sale may be made pursuant to Rule 144  the Borrower agrees to accept an opinion of counsel to the Holder which opinion will be issue d at the Borrower' s expense.

i)
Charges and Expenses. Issuance of Common Stock to Holder or anyof its assignees , upon the conversion of this Note shall  be  made  without  charge  to  the  Holder for any issuance fee , transfer tax, legal o pinion and related charges , postage/mailing charge or any other expense with respect to the issuance of such Common Stock. Company shall pay all Transfer Agent fees incurred from the issuance  of  the  Common Stock  to  Holder, as  well as  any and  all other  fees and charges required  by  the  Transfer  Agent  as  a  condition  to  effectuate  such  issuance. That notwithstanding, the Holder may in the interest of securing  issuance  and/or  delivery of Common Stock before the Dead line, at any time from time to time, in its sole discretion elect  to  pay any such fees or charges upfront, and Company agrees that any  such  fees or  charges  as  noted  in  this Section that are paid by the Holder (whether from the Company's delays , outright refusal to pay, Holder' s interest in securing issuance  and/or  delivery  of  Common  Stock  before  the  Deadline, or otherwise), will be at Company ' s expense , and the conversion a mount will automatically be reduced by that dollar amount to cover the cost of the fees or charges as noted in this Sectio n.

1.5 .     Restricted  Securities. The  shares of Common  Stock  issuable  upon conversion or adjustment of this Note may not be sold or transferred unless (i)  such shares are sold pursuant  to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel  in comparable  transactions)  to  the effect that  the  shares  to  be sold or transferred may be sold  or  transferred  pursuant  to  an  exemption  from  such  registration  or  (i i i) such shares are sold or transferred pursuant to Rule  144  under  the  Act  (or a successor rule)  (" Rule 144'') or (iv) such shares are  transferred  to an " affiliate"  (as  defined  in  Rule  144)  of  the Borrower who agrees to sell or  otherwise transfer the shares  only in accordance with this  Sect  ion 1.5 and  who is  an  Accredited  Investor  (as  defined  in  the  Purchase  Agreement).  Any  legend  set  forth  on  any stock certificate evidencing  any  Conversion  Shares  shall  be  removed  and  the  Borrower  shall  issue to the Holder a new certificate therefore free of any transfer legend if (i) the  Borrower or  its  transfer agent  shall have  received  an  opinion  of  counsel  form,  substance  and  scope  customary  for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably acceptable to the Company, or ( ii) in the  case  of  the  Common  Stock  issued  or  issuable  upon conversion  of  this  Note,  such  security  is  registered  for  sale   by   the   Holder   under  an  effective registration statement filed under  the  Act  or  otherwise  may  be  sold  pursuant  to  Rule  I 44  without any restriction as to the number of securities as of  a  particular date that can then be  immediately sold.

1.6.	Effect of Certain Events.

a)
Effect of Merger. Consolidation, Etc.  At  the option of  the  Holder ,  the sale, conveyance or disposition of  all  or  substantially  all  of  the  assets  of  the Borrower,  the effectuation by the Borrower of  a  transaction  or series of  related  transactions  in  which  more  than 50% of the voting power of the Borrower is disposed  of ,  or  the  consolidation,  merger  or  other business combination of the  Borrower  with or  into  any other  Person (as  defined  below)  or  Persons when  the  Borrower  is  not  the  survivor  shall  either:  (i)  be  deemed  to  be  an  Event  of  Default  (as defined in Article Ill ) pursuant to which the Borrower shall be  required to  pay  to the Holder upon the consummation of and as a condition to such transaction an  amount equal to the  Default Amount (as defined in Artic le III) or  (ii)  be treated  pursuant to  Section  l. 6(b)  hereof.  " Person' '  shall  mean any individual, corporation, limited  liability company,  partners hip, association, trust or  other entity or organizatio n.

b)
Adjustment Due to Merger. Consolidation. Etc. If, at  any  time when this Note is issued and outstanding and prior to conversion of all of the Notes, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or  securities  of  the  Borrower  or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been  entitled  to  receive  in  such  transaction  had  this  Note  been  converted  in  full immediately prior to such transaction ( without regard to any limitations  on conversion set  forth he rein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note  to  the  end  that  the  provisions  hereof  (including,  without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section l.6(b) unless (a) it first gives, to the extent practicable, thi1ty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time, for clarification, the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity assumes by written instrument the obligations of this Section l.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

c)
Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase , by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution'"), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. Such assets shall be held in escrow by the Company pending any such conversion

d)
Purchase Rights. If, at any time when any Notes are issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights'') pro rata to the record holders of any class of Common Stock, then the Holder of  this Note will be entitled  to acquire, upon  the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

e)
Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common  Stock or any securities convertible  into or exercisable for Common Stock; (B) subdivides outstanding shares of  Common  Stock  into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (0) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price (and each sale or bid price used in determining the Conversion Price) shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall  become  effective immediately after the effective date in the case of a subdivision, combination or re-classification.

f)
Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6 , the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing  in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the numb e r of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7 . Revocation. If any Conversion Shares  are  not  received  by  the  Deadline.  the Holder may  revoke  the  applicable  Conversion  pursuant  to  which  such  Conversion  Shares  were issuable. This Note shall remain convertible  after the  Maturity  Date  hereof  until this Note  is  repaid or converted in full.

l .8.  Prepayment. Notwithstanding anything to the contrary contained in this Note, subject to the terms of this Section, at  any  time during  the  period  beginning  on  the  Issue  Date and ending on the date which is s ix (6) months  following  the  Issue  Date  ("Prepayment  Termination Date"") , Borrower shall have the right, exercisable on  not  less  than  five  (5)  Trading  Days  prior written notice to the Holder of this  Note,  to  prepay  the outstanding  balance on  this Note  (principal and accrued interest) , in full, in accordance  with  this Section.  Any  notice of  prepayment  hereunder (an ·'Optional Prepayment Notice") shall be delivered to the Holder of the Note at its registered addresses and shall state: (I) that the Borrower is exercising its right  to  prepay  the Note,  and (2)  the date of prepayment which shall be not more than ten  ( I 0)  Trading  Days  from  the  date  of  the Optional Prepayment Notice. On the date fixed  for  prepayment  (the "Optional  Prepayment  Date'"), the Borrower shall make payment of  the  Optional  Prepayment  Amount  (as  defined  below)  to  or upon the order of the Holder as specified by the Holder in writing to the Borrower at least  one (I) business day prior to the  Optional  Prepayment  Date.  If  the  Borrower  exercises  its  right  to  prepay the Note, the Borrower shall make payment to the Holder of an amount in cash  (the  "Optional Prepayment Amount") equal to the Prepayment Factor (as defined below) , multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder pursuant to Sections 1.3 and I.4(g) hereof. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Section. After the  Prepayment  Termination  Date, the Borrower shall have no right to prepay this Note. For purposes hereof,  the " Prepayment Factor" shall equal one hundred and fifty percent (150%), provided that such Prepayment factor  shall  equal  one hundred and thirty five percent (135%) if the Optional Prepayment  Date occurs on or  before  the date which is ninety (90) days following the Issue Date here of.

ARTIC LE II. CERTAIN COVENANTS

2.1.
Distributions on Capital Stock. So long as the Borrower shall  have  any obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apa1t for such payment, any dividend or other distribution (whether in cash , property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional s ha res of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or  distribution  in  respect  of  its  capital stock  except  for distributions pursuant to any shareholders' rights plan which is approved by a majority of the Borrower' s disinterested directors.

2.2.
Restriction o n Stock Repurchases. So lo ng as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent redeem, repurchase or otherwise  acquire (whether  for cash or  in exchange  for  property or  other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

2.3.
Borrowings; Liens. Notwithstanding section 4(1) of the  Purchase Agreement , so long as the Borrower shall have any obligation under this Note, the Borrower shall not (i) create, incur , assume guarantee, endorse, contingently agree to purchase  or otherwise  become  liable  upon the obligation of any person, firm, partnership, joint venture  or  corporation,  except  by  the endorsement of negotiable instruments for deposit or collection, or suffer to exist any liability for borrowed money , except (a) borrowings in existence or committed on the date  hereof  and  of which the Borrower has informed Holder in writing prior to the date hereof, or (b) indebtedness  to trade creditors or financial institutions incurred in the ordinary course of business, or (ii) enter into, create or incur any liens , claims or encumbrances of any kind, on or with respect to any of its  property  or assets now owned or hereafter acquired or any interest therein or any  income  or  profits  there from, securing any indebtedness occurring after the date hereof.

2.4.
Sale of Assets. So lo ng as the Borrower shall have any obligation under this Note, the Borrower shall not , without  the  Holder' s  written consent, sell,  lease or otherwise  dispose of any significant portion of its assets outside  the ordinary  course of  business.  Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

2.5.
Advances and Loans. So long as  the  Borrower  shall  have  any  obligation under this Note, the Borrower shall not, without the Holder' s  written  consent,  lend  money,  give credit or make advances to  any  person,  firm,  joint venture  or  corporation, including,  without limitation, officers, directors , employees , subsidiaries and affiliates of the Borrower, except loans, credits or advances in  existence  or  committed  on  the  date  hereof  and  which  the  Borrower  has informed Holder in writing prior to the date hereof.

2.6.
Charter. So long as the Borrower shall have any obligations under this Note, the Borrower shall not amend its charter documents, including without limitation its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder.

2.7.
Transfer Agent. The Borrower shall not change its transfer agent without the prior written consent of the Holder. Any resignation by the transfer agent without a replacement transfer agent consented to by the Holder prior to such replacement taking effect shall constitute an Event of Default hereunder.

ARTICLE III. EVENTS OF DEFAULT

Any one or more of the following events which shall occur and/or be continuing shall constitute an event of default (each, an "Event of Default"):
3.1.	Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2.
Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so at any time following the execution hereof or) upon exercise by the Holder of the conversion  rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs , and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent  not  to remove or impairs, delays, and/or hinders its transfer agent from removing) any  restrictive  legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for five (5) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower's transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

3.3.
Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of three (3) days after written notice thereof to the Borrower from the Holder.

3.4.
Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement) , shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5.
Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6.
Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its prope11y or other assets  for more than $50,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7.
Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of  the Borrower.

3.8.
Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCBB, or OTCQB, OTC Pink or an equivalent replacement exchange, NASDAQ, the NYSE or AMEX.

3.9.
Failure to Complv with the Exchange Act. The Borrower shall fail to comply in any material respect with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10.	Liquidation. Any dissolution , liquidation , or winding up of Borrower or any substantial portion of its business.
3.11.
Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become  due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12.
Maintenance of Assets. The failure by Borrower, during  the  term  of  this Note , to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13.
Financial Statement Restatement. The restatement of any  financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.14.	Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.
3.15.
Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.16.
Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of  all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall  be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of,  (2)  the  Holder  and  any  affiliate  of  the  Holder,  including, without limitation,  promissory  notes;  provided,  however,  the  term  ''Other  Agreements''  s hall  not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and  future  debt  of Borrower to the Holder.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default Sum (as defined herein). UPON THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF  DEFAULT  SPECIFIED  IN  SECT IO N  3.2,  THE  NOTE  SHALL BECOME IMME DIAT ELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER , IN FULL SATISFACTION OF ITS OBLIGATIONS HEREUNDER, AN AMO UN T EQUAL TO:  (Y) THE  DEFAULT SUM (AS DEFINED  HEREIN);  MULTIPLIED  BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal  hereof  or  interest  thereon  when  due on  this Note upon a Trading Market  Prepayment  Event  pursuant  to  Section  1.7 or  upon  acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11 , 3.12, 3.13, 3.14 , 3. 17, 3.18 and/or 3. 15 exercisable through the delivery of written notice to the Borrower by such Holders (the " Default Notice'') , and  upon  the  occurrence  of an Event of Default specified in the remaining sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity  Date specified  in  Section  3, I  hereof),  the  Note shall become immediately due and payable and the Borrower shall pay to the  Holder,  in  full satisfaction of  its obligations  hereunder,  an amount equal  to  the greater of (i)  150% times the sum of (w) the then outstanding principal amount of this Note, accrued and unpaid interest on the unpaid principal amount of this Note  to  the  date  of  payment  (the  "Mandatory  Prepayment Date'')  plus (y)  Default  Interest, if any, on  the amounts referred to in clauses (w) and/or (x)  (z) any amounts owed to the Holder pursuant to Sections 1.3 and I.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the " Default Sum'') or (ii) the " parity value" of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such  Default S um in accordance  with Article I,  treating  the  Trading   Day  immediately   preceding  the   Mandatory  Prepayment   Date  as the conversion Date'' for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of a breach  in  respect  of a  specific  Conversion  Date  in  which case such Conversion Date shall be the Conversion Date), multiplied by (b)  the highest Closing  Price for the Common Stock during the period beginning on the  date  of  first  occurrence  of  the  Event  of Default and ending one day  prior  to  the  Mandatory  Prepayment  Date  (the " Default  Amount")  and all other amounts payable hereunder  shall  immediately  become  due  and  payable,  all  without demand, presentment or notice, all of which hereby are  expressly  waived,  together  with  all  costs, including, without limitation , legal fees and expenses, of collection , and the Holder shall  be entitled to exercise all other rights and remedies available at law or in equity.
If the Borrower fails to pay the Default Amount  within five (5)  business days of  written  notice that such amount is due and payable , then the Holder shall have the right at any time, so long  as  the Borrower remains in default (and so long  and  to  the  extent  that  there  are  sufficient  authorized shares) , to require the Borrower, upon written notice, to immediately issue, in li e u of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect. The Holder may still convert any amounts due hereunder, including without limitation the Default Sum, until such time as this Note has been repaid in full.
3.17.
Inside Information. The Borrower or its officers, directors, and/or affiliates attempt to transmit, convey, dis close, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information  concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower's filing of a Form 8-K pursuant to Regulation FD on that same date.

3.18.
Bid Price. The Borrower shall lose the "bid" price for its  Common  Stock ($0.000 I on the "Ask" with zero market makers on the " Bid'' per Level 2) and/or a market (including the OTC Pink, OTCQB or an equivalent replacement exchange).

ARTICLE IV. MISCELLANEOUS
4.1.
Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a  waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2.
Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified here in, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall  be deemed  effective  (a) upon hand delivery or delivery by facsimile or email, with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email or number designated in the Purchase Agreement (if delivered on a business day during normal business  hours  where  such notice is to be received), or the first business day following such delivery (if delivered other than on  a business day during normal business hours where such notice is to be received) or (b) on  the second business day following the date of mailing by express courier service , fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

4.3.
Amendments. This Note and any provision hereof may only be amended  by an instrument in writing signed by the Borrower and the Holder. The term' 'Note " and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4.
Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 50l(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5.	Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

4.6.
Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to  preclude  the  Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder , to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder. This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Borrower by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder's rights hereunder or Borrower's obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

4.7.
Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest,  the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8.
Disclosure. Upon receipt or delivery by the Company of any  notice  in accordance with the terms of this Note, unless the Company has in good faith determined  that  the matters relating to such notice do not constitute material, non-public information relating to  the Company or any of its Subsidiaries , the Company shall within one (I) Trading  Day after any such receipt or delivery, publicly disclose such material, non-public information on a  Current  Report  on Form 8-K or otherwise. In the event that the Company believes that a notice contains material,  non- public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication , the Holder shall be allowed to presume that all matters relating to such notice do not constit ute material, non-public information relating to the Company or its Subsidiaries.

4.9.
Notice of Corporate Events.  Except as otherwise provided below,   the  Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common  Stock.  The  Borrower  shall  provide  the  Holder  with  prior notification of any meeting of the Borrower' s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other  distribution,  any  right  to  subscribe  for,  purchase  or  otherwise  acquire  (including by way of merger, consolidation , reclassification or recapitalization) any share of any class  or any other securities or property, or to receive any other right,  or  for  the  purpose  of  determining shareholders who are entitled to  vote  in connection  with any  proposed  sale,  lease  or  conveyance  of all or substantially all of the assets of the  Borrower  or  any  proposed  liquidation,  dissolution  or winding up of the Borrower , the Borrower shall mail a  notice  to  the  Holder,  at  least  twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier) , of  the date on  which  any  such  record  is to  be  taken  for the purpose of such dividend, distribution, right or other event, and a brief statement  regarding  the amount and character of such dividend, distribution , right or other event to the extent known at  such time. The Borrower shall make a public announcement of any  event  requiring  notification  to  the Holder hereunder substantially simultaneously with the notification  to  the  Holder  in  accordance with the terms of this Section 4.9.

4.10.
Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplate d hereby. Accordingly, the Borrower  acknowledges  that  the  remedy  at  law for a breach of its obligations  under this Note will  be inadequate  and  agrees,  in the event of  a  breach or threatened breach by the Borrower of  the  provisions  of  this  Note,  that  the  Holder  shall  be entitled, in addition to all other available remedies at law  or  in  equity,  and  in  addition  to  the penalties assessable herein, to an injunction  or  injunctions  restraining,  preventing  or  curing  any breach of this Note and to enforce  specifically  the  terms  and  provisions  thereof,  without  the necessity of showing economic loss and without any bond or other security being required.

4.11.	Usury. This Note shall be subject to the anti-usury limitations contained in the Purchase Agreement.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date first set forth above.

/s/ Michael Barron

Name: Michael Barron, CEO

EXHIBIT A NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 12% Convertible Note of X RAIL ENTERTAINMENT, INC., a Nevada corporation (the Company"), into shares of  common  stock  (the '"Common Stock"), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other  than  the  undersigned,  the undersigned will pay all transfer taxes payable with respect thereto and  is  delivering  herewith  such certificates and opinions as reasonably requested by the Company in accordance therewith . No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of  this  Notice  of  Conversion  the  undersigned  represents  and  warrants  to  the Company that  its ownership  of  the  Common Stock  does  not exceed  the amounts specified  under Section  I. I of this Note, as determined in accordance with Section 1 3( d) of the Exchange Act.

The undersigned agrees to comply with the prospectus de livery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.
Conversion calculations:

Issue Date of Note:

   Date to Effect Conversion:

Conversion Price:

Princi pal  Amount of Note to be Converted:
Less applicable fees under the Note:

Amount of Note to be Converted:

Interest Accrued on Account
of Conversion at Issue:

Additional Principal on Account of Conversion
Pursua nt to Section I.2(b) of the Note:
Number of shares of Common Stock to be issued:
Remai ning Balance of Note*:
Signature:

  Name:

Address for Delivery of Common Stock Certificates:

Or

*Sum provided docs not include accrued interest
DWAC Inst ructions:
Broker No:

Account No: